UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 10, 2005
(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6065 Parkland Boulevard, Mayfield Heights, Ohio		44124

(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (440) 720-8500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; and
Item 7.01 Regulation FD Disclosure

On May 10, 2005 Agilysys, Inc. issued a press release announcing its earnings for the fourth quarter and fiscal year ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued by Agilysys, Inc. dated May 10, 2005, announcing the Company’s earnings for the fourth quarter and fiscal year ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

	By:	/s/ Steven M. Billick

Steven M. Billick
Executive Vice President, Treasurer and Chief
Financial Officer

Date: May 10, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Agilysys, Inc. dated May 10, 2005, announcing its earnings for the fourth quarter and fiscal year ended March 31, 2005.